File Nos. 33-38766 & 811-6239

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec.240.14a-12

                          TAX-FREE FUND FOR UTAH
           (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice                                     Aquilasm
Please Read Immediately                        Group of Funds





                             TAX-FREE FUND FOR UTAH
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                              on September 24, 2005

To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Fund For Utah (the "Fund") will be held:

Place:      (a)  at the Little America Hotel
                 500 South Main Street
                 Salt Lake City, Utah;

Time:       (b)  on September 24, 2005
                 at 8:30 a.m. Mountain Daylight Time;

Purposes:   (c)  for the following purposes:
                 (i) to elect five Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                 (ii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:     (d)  To vote at the Meeting, you must have been
                 a shareholder on the Fund's records at the close of business on July 6, 2005 (the
                 "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting
                 (or any adjourned meeting or meetings).

                           By order of the Board of Trustees,



                            EDWARD M. W. HINES
                            Secretary





August 22, 2005

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                             Tax-Free Fund For Utah
               380 Madison Avenue, Suite 2300, New York, NY 10017

                                 Proxy Statement

                                  Introduction

         The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund For Utah (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

         The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

         A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

         This Notice and Proxy Statement are first being mailed on or about August 22, 2005.

         You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         (2) Telephone Voting

         To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

         To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

                     General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

         The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.22; Class C Shares, $10.22; and Class Y Shares, $10.26. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 12,307,510; Class C Shares, 2,710,615; and Class Y Shares, 1,724,565.

         On the record date, the following institutional holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address           Number of              Percent of
Of the holder of            shares                   class
record

Merrill Lynch Pierce        630,788 Class A Shares      5.13%
Fenner & Smith              532,532 Class C Shares     19.65%
4800 Deer Lake Dr.
Jacksonville, FL 32246

Zions First National Bank   665,559 Class Y Shares     38.59%
P.O. Box 30880
Salt Lake City, UT 84130

Pershing LLC                155,069 Class C Shares      5.72%
P. O. Box 2052
Jersey City, NJ 07303

SEI Private Trust Company   474,169 Class Y Shares     27.49%
One Freedom Valley Drive
Oaks, PA 19456

National Financial Services 131,237 Class Y Shares      7.61%
Corp.
1 World Financial Center
New York, NY 10281

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                        (Proposal No. 1)

         At the Meeting, five Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

         The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in September 2004. All nominees have consented to serve if elected.


Nominees(1)

                                                                       Number of
                         Positions Held                                Portfolios       Other Directorships
                         with                                          in Fund          Held by Trustee
                         Fund and                                      Complex(4)       (The position held is
Name, Address(2)         Length of        Principal Occupation(s)      Overseen         a directorship unless
and Date of Birth        Service(3)       During Past 5 Years          by Trustee       indicated otherwise.)
------------------       ----------       -------------------          ----------       ---------------------

Interested
Trustee(5)

Diana P. Herrmann        Trustee since    Vice Chair and Chief Executive       10                   None
New York, NY             1997 and         Officer of Aquila Management
(02/25/58)               President        Corporation, Founder of the
                         since 1998       Aquilasm Group of Funds(6) and
                                          parent of Aquila Investment
                                          Management LLC, Manager since
                                          2004, President and Chief
                                          Operating Officer since 1997, a
                                          Director since 1984, Secretary
                                          since 1986 and previously its
                                          Executive Vice President, Senior
                                          Vice President or Vice
                                          President, 1986-1997; Chief
                                          Executive Officer and Vice Chair
                                          since 2004 and President, Chief
                                          Operating Officer and Manager of
                                          the Manager since 2003; Vice
                                          Chair, President, Executive Vice
                                          President or Senior Vice
                                          President of funds in the
                                          Aquilasm Group of Funds since
                                          1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000;
                                          Governor, Investment Company
                                          Institute (2004) and head of its
                                          Small Funds Committee since
                                          2004; active in charitable and
                                          volunteer organizations.

Non-interested
Trustees
Gary C. Cornia           Chair of the     Director, Romney Institute of         4                None
Orem, UT                 Board of         Public Management, Marriott
(06/24/48)               Trustees since   School of Management, Brigham
                         2005 and         Young University, 2004 -
                         Trustee          present; Professor, Marriott
                         since 1993       School of Management, 1980 -
                                          present; Past President, the National
                                          Tax Association; Fellow, Lincoln
                                          Institute of Land Policy, 2002-2003;
                                          Associate Dean, Marriott School of
                                          Management, Brigham Young University,
                                          1991-2000; Utah Governor's Tax Review
                                          Committee since 1993.

Lyle W. Hillyard         Trustee since    President of the law firm of          1                 None
Logan, UT                2003             Hillyard, Anderson & Olsen,
(09/25/40)                                Logan, Utah, since 1967; member
                                          of Utah Senate, 1985 to present, in
                                          the following positions: President,
                                          2000, Senate Majority Leader,
                                          1999-2000, Assistant Majority Whip,
                                          1995-1998; served as Chairman of the
                                          following Senate Committees: Tax and
                                          Revenue, Senate Judiciary Standing,
                                          Joint Executive Appropriations, and
                                          Senate Rules; also Appropriations
                                          Subcommittees for Higher Education and
                                          for Public Education.

John C. Lucking          Trustee since    President, Econ-Linc, an              3       Director, Sanu Resources
Phoenix, AZ              2004             economic consulting firm, since
(05/20/43)                                1995; formerly Consulting
                                          Economist, Bank One Arizona and Chief
                                          Economist, Valley National Bank;
                                          member, Arizona's Joint Legislative
                                          Budget Committee Economic Advisory
                                          Panel and the Western Blue Chip
                                          Economic Forecast Panel; Board,
                                          Northern Arizona University Foundation
                                          since 1997; member, various
                                          historical, civic and economic
                                          associations.

Anne J. Mills            Trustee since    President, Loring Consulting          4                None
Castle Rock, CO          1994             Company since 2001; Vice
(12/23/38)                                President for Business Affairs,
                                          Ottawa University, 1992-2001; IBM
                                          Corporation, 1965-1991; Budget Review
                                          Officer, the American Baptist
                                          Churches/USA, 1994-1997; director, the
                                          American Baptist Foundation; Trustee,
                                          Ottawa University; and Trustee
                                          Emerita, Brown University.


Other Individuals
Chairman Emeritus

     Because of his importance to the shareholders and to enable the Board of Trustees to continue to have the benefit of his counsel, Mr. Lacy B. Herrmann has agreed to be Chairman Emeritus. The Chairman Emeritus may attend Board meetings but has no voting power.

Lacy B. Herrmann          Founder,          Founder and Chairman of the         N/A                 N/A
New York, NY              Chairman          Board, Aquila Management
(05/12/29)                Emeritus since    Corporation, the sponsoring
                          2005 and          organization and parent of the
                          Chairman of the   Manager or Administrator and/or
                          Board of          Adviser or Sub-Adviser to each
                          Trustees,         fund of the Aquilasm Group of
                          1992-2005         Funds; Chairman of the Manager
                                            or Administrator and/or Adviser or
                                            Sub-Adviser to each since 2004;
                                            Founder, Chairman Emeritus and
                                            Trustee of Aquila Rocky Mountain
                                            Equity Fund, Narragansett Insured
                                            Tax-Free Income Fund and Tax-Free
                                            Trust of Arizona; Founder and
                                            Chairman Emeritus of Hawaiian
                                            Tax-Free Trust, Pacific Capital Cash
                                            Assets Trust, Pacific Capital
                                            Tax-Free Cash Assets Trust, Pacific
                                            Capital U.S. Government Securities
                                            Cash Assets Trust, Tax-Free Fund of
                                            Colorado, Churchill Tax-Free Fund of
                                            Kentucky, Tax-Free Trust of Oregon
                                            and Tax-Free Fund For Utah;
                                            previously Chairman and a Trustee of
                                            each fund in the Aquilasm Group of
                                            Funds since its establishment until
                                            2004 or 2005; Director of the
                                            Distributor since 1981 and formerly
                                            Vice President or Secretary,
                                            1981-1998; Trustee Emeritus, Brown
                                            University and the Hopkins School;
                                            active in university, school and
                                            charitable organizations.

Officers
Charles E.               Executive Vice   Executive Vice President of all       N/A               N/A
Childs, III              President        funds in the Aquilasm Group of
New York, NY             since 2003       Funds and the Manager and the
(04/01/57)                                Manager's parent since 2003;
                                          formerly Senior Vice President,
                                          corporate development, Vice President,
                                          Assistant Vice President and Associate
                                          of the Manager's parent since 1987;
                                          Senior Vice President, Vice President
                                          or Assistant Vice President of the
                                          Aquila Money-Market Funds, 1988-2003.

Jerry G. McGrew          Senior Vice      President of the Distributor          N/A               N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 1997       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and five
                                          Aquila Bond Funds since 1995;
                                          Vice President, Churchill Cash
                                          Reserves Trust, 1995-2001.

Kimball L. Young        Senior Vice       Co-portfolio manager, Tax-Free        N/A               N/A
Salt Lake City, UT      President since   Fund For Utah since 2001;
(08/07/46)              1998              Co-founder, Lewis Young Robertson
                                          & Burningham, Inc., a NASD
                                          licensed broker/dealer providing
                                          public finance services to Utah
                                          local governments, 1995-2001;
                                          Senior Vice President of two
                                          Aquila Bond Funds and Aquila
                                          Rocky Mountain Equity Fund;
                                          formerly Senior Vice
                                          President-Public Finance, Kemper
                                          Securities Inc., Salt Lake City,
                                          Utah.

Thomas S. Albright       Senior Vice      Senior Vice President and             N/A               N/A
Louisville, KY           President        Portfolio Manager, Churchill
(07/26/52)               since 2003 and   Tax-Free Fund of Kentucky since
                         Vice             July 2000; Senior Vice President,
                         President,       Tax-Free Fund For Utah since
                         2001-2003        2003, Vice President, 2001-2003
                                          and co-portfolio manager since 2001;
                                          Vice President and backup portfolio
                                          manager, Tax-Free Trust of Arizona,
                                          since 2004; Vice President and
                                          Portfolio Manager, Banc One Investment
                                          Advisors, Inc., 1994-2000.

Mary Kayleen Willis      Vice President   Vice President, Tax-Free Fund         N/A               N/A
Salt Lake City, UT       since 2003 and   For Utah since September 2003,
(06/11/63)               Assistant Vice   Assistant Vice President,
                         President,       2002-2003; Vice President,
                         2002-2003        Aquila Rocky Mountain Equity
                                          Fund, since 2004; various
                                          securities positions: Paine
                                          Webber, Inc., Salt Lake City,
                                          1999-2002, Dean Witter Reynolds,
                                          Inc., Salt Lake City, 1996-1998.

Stephen J. Caridi        Assistant Vice   Vice President of the                 N/A               N/A
New York, NY (05/06/61)  President        Distributor since 1995; Vice
                         since 1993       President, Hawaiian Tax-Free
                                          Trust since 1998; Senior Vice
                                          President, Narragansett Insured
                                          Tax-Free Income Fund since 1998,
                                          Vice President, 1996-1997;
                                          Senior Vice President, Tax-Free
                                          Fund of Colorado since 2004;
                                          Assistant Vice President,
                                          Tax-Free Fund For Utah since
                                          1993.

Robert W. Anderson       Chief            Chief Compliance Officer of the       N/A               N/A
New York, NY (08/23/40)  Compliance       Fund, the Manager and the
                         Officer since    Distributor since 2004,
                         2004 and         Compliance Officer of the
                         Assistant        Manager or its predecessor and
                         Secretary        current parent since 1998 and
                         since 2000       Assistant Secretary of the
                                          Aquilasm Group of Funds since
                                          2000; Consultant, The Wadsworth
                                          Group, 1995-1998.

Joseph P. DiMaggio       Chief            Chief Financial Officer of the        N/A               N/A
New York, NY             Financial        Aquilasm Group of Funds since
(11/06/56)               Officer since    2003 and Treasurer since 2000;
                         2003 and         Controller, Van Eck Global
                         Treasurer        Funds, 1993-2000.
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Barrett &      N/A               N/A
New York, NY             since 1992       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

John M. Herndon          Assistant        Assistant Secretary of the            N/A               N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since            1995 1995 and Vice President of the
                                          three Aquila Money-Market Funds since
                                          1990; Vice President of the Manager or
                                          its predecessor and current parent
                                          since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of the            N/A               N/A
New York, NY            Treasurer since   Aquilasm Group of Funds since
(11/02/66)              2000              2000; Assistant Vice President
                                          of the Manager or its predecessor and
                                          current parent since 1998; Fund
                                          Accountant for the Aquilasm Group of
                                          Funds, 1995-1998.


(1) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Fund For Utah, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds, which do not include the dormant funds described in footnote 4, are called the "Aquilasm Group of Funds."


                       Securities Holdings of the Trustees
                                 (as of 6/30/05)

                        Aggregate Dollar Range
                        of Ownership in funds         Dollar Range of
                        in the Aquilasm Group         Ownership in
                         of Funds Overseen by         the Fund
   Name of Trustee            Trustee

Interested Trustee

Diana P. Herrmann                 B                        E

Non-interested Trustees

Gary C. Cornia                    C                        D

Lyle W. Hillyard                  C                        C

John C. Lucking                   C                        E

Anne J. Mills                     B                        D

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2005 the Fund paid a total of $56,802 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

         The Fund is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                       Compensation
                                      from all funds          Number of
                                      in the Aquilasm         Boards on
                                      Group of Funds          which the
              Compensation from                              Trustee now
    Name          the Fund                                      serves

Gary C. Cornia       $11,400               $50,725               4

Lyle W. Hillyard      $7,350               $7,350                1

John C. Lucking       $7,350               $35,075               3

Anne J. Mills        $10,950               $56,600               4

         Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

         The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of July 31, 2005 these funds had aggregate assets of approximately $4.3 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended June 30, 2005, the Fund incurred management fees of $720,074, of which $585,160 was waived.

         During the fiscal year ended June 30, 2005, $217,992 was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $4,043 was retained by the Distributor. With respect to Class C Shares, during the same period $181,798 was paid under Part II of the Plan and $60,599 was paid under the Shareholder Services Plan. Of these total payments of $242,397, the Distributor retained $42,707. All of such payments were for compensation.

         The Distributor currently handles the distribution of the shares of the funds in the Aquilasm Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current and former employees of Aquila Investment Management LLC.

                          Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The members of the Audit Committee are Gary C. Cornia, Lyle W. Hillyard, John C. Lucking and Anne J. Mills. The Committee (i) selects the Fund's independent registered public accounting firm; (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

         During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

         The Fund's policy is that all Trustees who can do so attend the Annual Meeting.

         The Fund has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held no meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

         Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager.

                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                          Information About Independent
                                Registered Public
                                Accounting Firms

         Tait, Weller & Baker ("TWB") has been preliminarily selected as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2006 by the Fund's Audit Committee, after requesting from the Administrator and receiving the results of interviews and evaluations of a number of possible firms. The selection has been preliminarily ratified by the Board of Trustees, including a majority of the Independent Trustees. TWB has concentrated its accounting practice primarily in the mutual fund industry for more than 40 years and is one of the industry's largest providers. It is anticipated that immediately prior to the Annual Meeting of Shareholders, selection of TBW by the Audit Committee and ratification by the Board of Trustees will be formally confirmed at meetings attended in person by members of the Audit Committee and Board, respectively.

         KPMG LLP ("KPMG") has served as the Fund's independent registered public accounting firm for all of the Fund's fiscal years from its inception through its fiscal year ended June 30, 2005. Throughout that period, KPMG's reports on the Fund's financial statements, including those for the Fund's two most recent fiscal years, contained no adverse opinion or disclaimer of opinion. No reports were qualified or modified as to uncertainty, audit scope, or accounting principles. Since inception and including the last two fiscal years and the subsequent period through the date of this proxy statement, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events of the kinds required to be disclosed under regulations applicable to proxy statements.

         The following table represents fees for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal years ended June 30, 2004 and 2005, and fees billed for other services rendered by KPMG.


                                            2004           2005

        Audit Fees                         $15,450        $17,000

        Audit related fees                       0              0
                                           -------         ------

        Audit and audit related fees        15,450         17,000

        Tax fees (1)                         7,300         7,755

        All other fees                           0              0
                                            ------         ------

            Total                          $22,750        $24,755
                                            ======         ======

 (1) Tax fees consisted of fees for tax consultation and tax compliance services.


         KPMG did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

         All audit and non-audit services performed by KPMG on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent. The Audit Committee has reviewed all services to be performed and fees to be charged by TWB and in recommending appointment of TWB for the fiscal year ending June 30, 2006 has accepted its representation that it is independent.

         It is expected that representatives of neither firm will be present at the meeting but representatives of each firm will be available should any matter arise requiring their presence.


                                   Receipt of
                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

         The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                Important Notice
                             Please Read Immediately


                             Tax-Free Fund For Utah

                    Notice of Annual Meeting of Shareholders
                        to be held on September 24, 2005

                                 PROXY STATEMENT

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

         To vote your shares by telephone, call toll free 1-888-221-0697. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

         To vote your shares by the Internet, contact the Fund at www.proxyweb.com/aquila. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

         You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                             Tax-Free Fund For Utah

                Proxy for Shareholder Meeting September 24, 2005
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Fund For Utah (the "Fund") whose signature(s)appear(s) below does/do hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Saturday, September 24, 2005 at the at Little America Hotel, 500 South Main Street, Salt Lake City, Utah; at 8:30 a.m. Mountain Daylight Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

     We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: --------------------------------
                          --------------------------------
                          --------------------------------

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: --------------------, 2005


---------------------------------
 Signature(s) (SIGN IN THE BOX)


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

Tax-Free Fund For Utah

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees

01) Gary C. Cornia 02) Diana P. Herrmann* 03) Lyle W. Hillyard 04) John C. Lucking 05) Anne J. Mills

*interested Trustee

                --
               [  ] FOR ALL
                --
               [  ] WITHHOLD ALL
                --
               [__] FOR ALL EXCEPT

------------------



INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.


 [bolded in printed form]

Management recommends a vote FOR all nominees listed above. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


As to any other matter said proxies shall vote in accordance with their best judgment.


           I plan to attend the annual meeting in Salt Lake City   [  ]


For address changes and/or comments, please check the box and write them on the front where indicated.

                                                            [ ]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.